UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2021

DATE OF REPORTING PERIOD: November 1, 2020 through April 30, 2021

Item 1(a) Report to shareholders.

TIMELY INFORMATION INSIDE

Global Total Return Fund (CGO)

SEMIANNUAL REPORT APRIL 30, 2021

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities23

Statement of Operations24

Statements of Changes In Net Assets25

Statement of Cash Flows26

Notes to Financial Statements27

Financial Highlights35

Report of Independent Registered
Public Accounting Firm36

About Closed-End Funds37

Level Rate Distribution Policy38

Automatic Dividend Reinvestment Plan38

CALAMOS CLOSED-END FUNDS

Innovative Solutions for
the Search for Income

About Calamos Investments:

•An innovator in dynamically allocated closed-end funds since 2002

•Funds offer competitive distributions through our multi-asset class approach and strategies that have been less dependent on interest rates

•Total return and enhanced fixed-income funds can meet a range of investor needs

•Distribution policies seek to provide steady monthly income

•Currently managing more than $9.8 billion in seven closed-end funds*

*As of 4/30/2021.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2021. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Global Total Return Fund (CGO).

Throughout history, the global economy and financial markets have navigated unprecedented challenges and uncertainty, guided by human ingenuity, innovation, and forward-looking perspective. We saw this continue during the semiannual period, with many asset classes posting strong gains. Volatility has ramped up, but we believe there is additional upside for experienced, risk-conscious investors. As the global economy continues to make its way through an extraordinary period, individual security selection and active management will be extremely important, both for identifying opportunities and understanding potential risks. Our team is confident that the Fund is well positioned to capitalize on the potential we see across markets.

Market Review

The semiannual period spanned a period of significant change—including a new U.S. presidential administration and shifts in Congress, eagerly anticipated vaccine rollouts, and varying levels of economic reopening around the world. The period also saw the emergence of long-dormant inflation pressures and rising interest rates, including a near doubling of the 10-year U.S. Treasury yield. Meanwhile, the Federal Reserve and other central banks affirmed their commitments to supportive policy and fiscal stimulus continued at record levels.

Stock and convertible markets advanced at a brisk clip during the reporting period, with vaccination progress, job gains and other positive economic data, corporate earnings, fiscal stimulus and accommodative monetary policy giving market participants reasons for optimism. However, as we noted, volatility was also formidable. While many growth-oriented securities continued to post very healthy returns in absolute terms, value-oriented and cyclical sectors came back into favor as investors contemplated the strength of the economy, rising interest rates and inflation pressures. Within the fixed-income markets, high-yield securities outpaced investment-grade issues.

Letter to Shareholders

2   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Income

Calamos’ experience with closed-end funds dates to 2002, and we have always recognized that many investors choose closed-end funds to support the search for income. Like all our closed-end funds, CGO is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the economic and market environments we expect.

While yield in the marketplace has been hard to come by, CGO distributed $0.1000 per share In each month of the period, resulting in a current annualized distribution rate of 7.46%* of market price and 7.80% on NAV as of April 30, 2021.

To fully appreciate both the Fund’s attractive and competitive distribution rate and level, consider the low interest rates and limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. The dividend yield of the ICE BofA All U.S. Convertibles Index was 1.72%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%. And the ICE BofA U.S. High Yield Master II Index was yielding 4.12%, all well behind CGO’s distribution rate.

Outlook

We believe the global economic recovery will continue at a strong pace over the near term. Of course, the rate of growth will vary among regions—with the U.S. among the economies that are particularly well positioned, due to accommodative fiscal conditions and extraordinary levels of stimulus. We also see improving fundamentals in several other countries. There will be many investment opportunities through this phase of the cycle, including in the securities of companies positioned to benefit from reopening and recovery as well as innovative businesses at the forefront of established and emerging growth trends.

Capitalizing on this diverse opportunity set requires long-term perspective because short-term volatility is likely to remain elevated. We are prepared for continued market rotation as the economy accelerates before ultimately settling into a new post-pandemic “normal.” We also expect fiscal policy uncertainty about the U.S. tax and regulatory environment will fuel market turbulence with the potential to also influence the longer-term course of the U.S. economic recovery.

Our team is closely monitoring inflation data and its drivers. Overall, what we have seen thus far is not surprising, given the combination of healthy consumer balance sheets, fiscal stimulus, pent-up demand

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/21 distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.1000 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax-reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains, and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   3

and economic reopening. Also, while inflation has risen, it is still relatively low, with year-over-year changes coming off very low base effects. Indeed, today we are not witnessing the double-digit inflation increases that I remember from past decades.

Asset Allocation in a Changing World

From an asset allocation standpoint, we encourage investors to maintain broad diversification—by asset class, investment style, market capitalization, and geography. However, asset allocation is not static, and we encourage investors to consult with their investment professionals on an ongoing basis and especially during periods of rapid economic change. Your investment professional can help you determine if you should rebalance your asset allocation in response to market conditions or your unique personal circumstances.

We believe CGO’s multi-asset-class approach will continue to provide advantages for investors who seek income as part of a total-return approach. In addition to equities, the Fund also invests in convertibles, which blend attributes of stocks and fixed-income securities. As a result, they may be less vulnerable to rising interest rates compared with traditional bonds. Convertibles have also offered the opportunity for upside stock market participation with potentially less exposure to stock market downside. In addition, convertible issuance in 2020 was both robust in volume and varied by business sectors, thereby presenting solid investment opportunities for the portfolio. So far in 2021, the strong issuance of convertibles has continued, and we are optimistic that this favorable dynamic will prevail throughout the year.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

In Closing

We believe that CGO’s dynamic allocation and multi-asset approach is well positioned to generate capital appreciation and attractive income over the entire market cycle with its bouts of volatility and many potential opportunities.

I encourage you to visit our website, www.calamos.com, for ongoing updates about the markets and asset allocation strategies for investors seeking income, capital appreciation, or both. On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2021: The S&P 500 Index, a measure of the U.S. stock market, returned 28.85%. The Russell 3000 Value Index, a measure of U.S. value stock performance, returned 37.64%. The ICE BofA All U.S. Convertibles Index, a measure of the U.S. convertible securities market, returned 27.33%. The ICE BofA U.S. High Yield Master II Index, consisting of below-investment-grade U.S. dollar-denominated corporate bonds that are publicly issued in the U.S. domestic and yankee bonds, returned 8.12%.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Investment Team Discussion

6   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/21

Common Shares – Inception 10/27/05
	6 Months	1 Year	Since Inception**
On Market Price	43.87%	78.72%	9.88%
On NAV	33.64%	70.82%	9.90%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	20.3%
Consumer Discretionary	19.8
Financials	13.2
Industrials	11.7
Communication Services	9.9
Health Care	8.4
Materials	5.1
Energy	3.1
Consumer Staples	2.5
Real Estate	2.0
Utilities	1.3
Other	0.8
Airlines	0.3

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL TOTAL RETURN FUND (CGO)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Total Return Fund (CGO) is a global total-return-oriented offering that seeks to provide an attractive monthly distribution from a diversified portfolio of global equities, convertible securities and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains as well as income. This broader range of security types also enables us to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

We believe the Fund’s relatively high level of exposure to convertible and equity assets will continue to be optimal for the portfolio over time as the global economy and financial markets recover from the impact of COVID-19.

We invest in both U.S. and non-U.S. companies, favoring companies with geographically diversified revenue streams and global business strategies. We emphasize companies we believe offer reliable debt servicing, respectable balance sheets and sustainable prospects for growth. We believe that better capitalized companies—with strong management teams and reliable cash flow—will be better positioned to not only recover but adapt to the new business environment going forward.

How did the Fund perform over the reporting period?

The Fund returned 33.64% on a net asset value (NAV) basis for the semiannual period ended April 30, 2021. On a market price basis, the Fund returned 43.87%. In comparison, the broad global equity market returned 29.39% for the period, as measured by the MSCI World Index.

At the end of the reporting period, the Fund’s shares traded at a 4.55% premium to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs as shareholders often source them for liquidity purposes. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we maintain that the NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the semiannual period.

In each month of the period, the Fund distributed $0.1000 per share, resulting in a current annualized distribution rate of 7.46% of market price and 7.80% on NAV as of April 30, 2021.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%. And high-yield corporate bonds, as measured by the ICE BofA U.S. High Yield Master II Index, were yielding 4.12%.

What factors influenced performance over the reporting period?

Global equities advanced during the period as investors welcomed the global economic recovery and vaccination momentum, but also confronted higher interest rates and spikes in market volatility.

U.S. stocks led globally as the domestic economy showed a broader pickup and the vaccine rollout outpaced most countries substantially. In addition to accelerating fundamentals, economic momentum benefited from monetary and fiscal stimulus. The Fed continues to accommodate recovery by keeping short-term rates low. At the same time, economic fundamentals are improved on both the labor and activity fronts.

New convertible issuance was very robust during the period and offered numerous investment opportunities, as this market provided access to capital for many new issuers over the course of the economic dislocation resulting from the pandemic. Convertible issuance has been supported by strong equity prices, elevated volatility and low-but-rising interest rates. This fostered strong performance of convertibles during the period. Our expectation is that robust convertible issuance will continue in 2021, which serves to expand our investment opportunities among multiple sectors and regions. Our substantial position in these securities benefitted performance.

Although European equities advanced, recent eurozone data pointed to mixed dynamics in the broad economy. Manufacturing activity increased significantly, while services activity and consumer confidence were tepid because of pandemic restrictions and a deficient vaccine rollout. Emerging market stocks faced similar dynamics.

ASSET ALLOCATION AS OF 4/30/21

Investment Team Discussion

8   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

For bonds, during the period, new issue markets continued to trade strongly. Consistently high volumes of new debt were met with healthy demand, due in large measure to the liquidity conditions driven by Fed and fiscal stimulus. Credit spreads, which narrowed in 2020, continued to do so in 2021, which added to the positive returns of high-yield bonds during the period.

That said, the Fund can invest in a range of strategies including U.S. and global equities, convertible securities and high-yield bonds. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to mitigate the risks from COVID-19 on financial markets by adjusting our exposures across these multiple strategies, in both domestic and global equity and fixed-income markets. This flexibility continues to be helpful as we not only mitigate risk across vulnerable areas of financial markets, but also take advantage of opportunities and value that present themselves amid the economic recovery.

Our underweight in consumer staples, notably our underweight in household products, lifted performance relative to the MSCI World Index. In addition, our underweight in utilities, notably an avoidance of multi-utilities, was helpful to performance. Our overweight in emerging Latin American securities relative to the index was helpful as well.

Conversely, our underweight and selection in financials, namely picks in consumer finance, proved disappointing relative to the index. In addition, our selection in consumer discretionary, namely in internet & direct marketing retail, impeded results. Our overweight in emerging Asia relative to the index was also detrimental.

How is the Fund positioned?

Our heaviest allocations are within the information technology, consumer discretionary and financial sectors. As we see a return to growth in the global economy as many countries re-emerge from the paralysis of COVID-19, we maintain a heavier weighting in the U.S. (approximately 55%), we favor quality growth companies with higher-quality balance sheets, strong brands, free cash flows and experienced management. We seek to invest in businesses poised to benefit from the re-emergence of U.S. consumer optimism and spending power. We also see selective opportunities available outside the U.S., as Asia/Pacific and Europe make up approximately 40% of our portfolio and represent attractive valuations as those regions begin to recover from COVID-19.

We also believe that businesses and individuals will remain focused on productivity enhancements in a post-COVID 19 environment, thereby stimulating continuing demand for technology. The generally improving picture for the U.S. consumer is providing opportunities in the consumer discretionary sector as well, as the pent-up demand is being unleashed on the global economy. Fiscal stimulus will be an important consideration for U.S. consumer spending. We believe that financials remain an attractive sector, especially large-cap banks, as they weathered the impacts of market disruptions and are poised to take advantage of the economic recovery and rising interest rates. Conversely, our weights in real estate and utilities are notably below the index weighting, as we do not see these sectors realizing optimal growth.

Investment Team Discussion

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   9

In terms of portfolio positioning, we favor a blend of secular growth and select defensive growth businesses, in addition to cyclical opportunities well positioned for a potential recovery in the second half of 2021. We continue to focus on companies showing solid cash flow, healthy balance sheets, and the ability to compound growth over the medium to longer term. In terms of thematic and sector perspectives, we see opportunities in technology, communications services, consumer discretionary and health care companies targeting critical demand areas within their respective industries. Our active, risk-managed approach and long-term perspective underpins our investment process and thesis, positioning us to exploit heightened volatility and potential opportunities in global markets.

The average credit quality of rated securities within the portfolio is approximately BB+, which is higher than the Credit Suisse High Yield Index. This is typical for the Fund, as our credit process tends to guide us away from the most-speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors. About 2% of our holdings are in credits that are CCC or below. A large percentage of our holdings are in non-rated securities. This enables us to employ our proprietary research capabilities to invest in positions that will offer value and optimize the returns of the Fund.

As the financial markets begin to recover, we believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. With low current borrowing costs, our use of leverage may offer a favorable reinvestment dynamic as markets continue to improve. As of April 30, 2021, our amount of leveraged assets was approximately 31%.

What are your closing thoughts for Fund shareholders?

Given our outlook for continued recovery, the Fund’s ability to invest in a myriad of securities that offer exposure to multiple sectors and global regions will be paramount as we work to mitigate risk and optimize opportunities for our shareholders.

We are emphasizing investments in companies with consistent cash flow generation, solid balance sheets, and strong and proven management teams. We believe that the U.S. consumer will once again prove to be the driving force for recovery in both the domestic and global economies. Accordingly, our investment focus will keep that catalyst top of mind.

We are hopeful that we will begin to see a normalization of social activities later this year that will serve to revitalize the economy. That said, ongoing risk assessment through an actively managed portfolio is imperative during times of continued market volatility to optimize returns.

Global markets continue to navigate a range of complex crosscurrents. We are continuously analyzing the global recovery and many aspects of economic activity in tandem with policy actions and the path of corporate earnings. Global monetary policy remains highly accommodative and fiscal authorities are implementing an array of programs to boost economic activity. We have identified many opportunities in global equities, reflective of abundant global liquidity, rising earnings, and progress getting vaccines in arms. Despite these potential tailwinds, we are mindful that markets will likely remain volatile and remain closely attuned to risks.

Schedule of Investments April 30, 2021 (Unaudited)

10 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (13.1%)
Airlines (0.3%)
924	Air Canada Pass Through Trust Series 2013-1, Class B*µ 5.375%, 11/15/22	$925
82,001	Air Canada Pass Through Trust Series 2015-1, Class B*µ 3.875%, 09/15/24	81,726
14,500	Air Canada Pass Through Trust Series 2015-2, Class B*µ 5.000%, 06/15/25	14,544
52,844	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	58,340
42,492	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	47,540
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*µ
33,000	5.500%, 04/20/26	34,672
11,000	5.750%, 04/20/29	11,799
40,000	JetBlue Pass Through Trust Series 2020-1, Class Bµ 7.750%, 05/15/30	45,810
25,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	28,344
20,932	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	21,736
39,191	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	40,209
27,724	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	27,104
		412,749

Communication Services (1.6%)
75,000	Arrow Bidco, LLC* 9.500%, 03/15/24	75,076
33,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	33,820
30,000	Brink’s Company*^ 5.500%, 07/15/25	31,871
18,000	Cable One, Inc.*^ 4.000%, 11/15/30	17,817
95,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	100,948
5,000	Clear Channel Outdoor Holdings, Inc.*^ 7.750%, 04/15/28	5,154
60,000	CommScope, Inc.*^ 5.500%, 03/01/24	61,921
50,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	53,944

PRINCIPAL AMOUNT		VALUE
200,000	CSC Holdings, LLC* 5.500%, 04/15/27	$210,096
81,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	83,582
	Diamond Sports Group, LLC / Diamond Sports Finance Company*^
45,000	6.625%, 08/15/27	24,391
27,000	5.375%, 08/15/26	19,742
175,000	Embarq Corp.µ 7.995%, 06/01/36	204,118
	Entercom Media Corp.*^
32,000	6.500%, 05/01/27	32,889
22,000	6.750%, 03/31/29	22,733
	Frontier Communications Corp.
65,000	7.625%, 04/15/24@	47,263
45,000	11.000%, 09/15/25@	34,244
26,000	5.875%, 10/15/27*^	27,667
65,000	Frontier North, Inc.@ 6.730%, 02/15/28	69,737
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
20,000	3.500%, 03/01/29µ	19,526
13,000	5.250%, 12/01/27	13,641
15,000	Hughes Satellite Systems Corp.µ 5.250%, 08/01/26	16,561
60,000	iHeartCommunications, Inc.* 5.250%, 08/15/27	62,157
	Intelsat Jackson Holdings, SA@
35,000	8.000%, 02/15/24*	36,208
30,000	9.750%, 07/15/25*	18,717
25,000	5.500%, 08/01/23	15,383
35,000	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	34,519
60,000	Lumen Technologies, Inc.*^ 4.000%, 02/15/27	61,142
	Netflix, Inc.
40,000	4.875%, 06/15/30*^	46,459
25,000	4.875%, 04/15/28µ	28,814
	Scripps Escrow II, Inc.*
23,000	3.875%, 01/15/29	22,859
11,000	5.375%, 01/15/31^	11,171
61,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	64,202
23,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.*^ 4.625%, 11/01/26	24,006
	Sirius XM Radio, Inc.*^
65,000	5.500%, 07/01/29	70,331
65,000	4.625%, 07/15/24	66,908
30,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	29,098
80,000	Sprint Capital Corp.^ 6.875%, 11/15/28	100,827

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
110,000	Sprint Corp. 7.125%, 06/15/24	$127,228
35,000	Telecom Italia Capital, SA^ 6.000%, 09/30/34	39,480
18,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	17,638
60,000	United States Cellular Corp. 6.700%, 12/15/33	75,019
22,000	Univision Communications, Inc.*^ 5.125%, 02/15/25	22,406
19,000	Windstream Services, LLC / Windstream Finance Corp.@& 7.750%, 10/01/21	204
		2,181,517

Consumer Discretionary (2.1%)
46,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	49,223
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
39,000	6.625%, 01/15/28	42,084
32,000	9.875%, 04/01/27^	36,443
13,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.* 5.375%, 03/01/29	13,609
65,000	Bally’s Corp.* 6.750%, 06/01/27	69,257
60,000	BorgWarner, Inc.*µ 5.000%, 10/01/25	69,281
65,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	67,510
5,000	Boyne USA, Inc.* 4.750%, 05/15/29	5,143
	Caesars Entertainment, Inc.*
21,000	8.125%, 07/01/27^	23,367
21,000	6.250%, 07/01/25	22,345
80,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	80,776
	Carnival Corp.*^
21,000	10.500%, 02/01/26	24,809
11,000	7.625%, 03/01/26	12,062
22,000	Carriage Services, Inc.* 4.250%, 05/15/29	21,945
	Carvana Company*
30,000	5.625%, 10/01/25^	30,955
11,000	5.500%, 04/15/27	11,162
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
155,000	5.125%, 05/01/27^	162,457
45,000	5.750%, 02/15/26^	46,537
26,000	4.750%, 03/01/30^	27,154
21,000	4.250%, 02/01/31	21,018
20,000	5.000%, 02/01/28	20,918

PRINCIPAL AMOUNT		VALUE
39,000	Cedar Fair, LP^ 5.250%, 07/15/29	$40,136
	Century Communities, Inc.
65,000	6.750%, 06/01/27	70,108
58,000	5.875%, 07/15/25	60,257
110,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	114,202
	DISH DBS Corp.^
41,000	7.750%, 07/01/26	47,297
10,000	7.375%, 07/01/28	10,812
	ESH Hospitality, Inc.*µ
35,000	5.250%, 05/01/25	35,737
26,000	4.625%, 10/01/27	27,574
30,000	Ford Motor Companyµ^ 8.500%, 04/21/23	33,629
200,000	Ford Motor Credit Company, LLC^ 2.900%, 02/16/28	196,252
	goeasy, Ltd.*
105,000	5.375%, 12/01/24µ	109,298
40,000	4.375%, 05/01/26^	40,508
23,000	Guitar Center, Inc.*& 8.500%, 01/15/26	24,343
13,000	Installed Building Products, Inc.*^ 5.750%, 02/01/28	13,715
	L Brands, Inc.
57,000	6.694%, 01/15/27	66,185
34,000	6.875%, 11/01/35µ	41,267
	Life Time, Inc.*
50,000	5.750%, 01/15/26	51,873
33,000	8.000%, 04/15/26^	34,808
	M/I Homes, Inc.µ
60,000	5.625%, 08/01/25	62,365
40,000	4.950%, 02/01/28	42,166
	Macy’s Retail Holdings, LLC
20,000	6.700%, 07/15/34*	19,989
10,000	5.125%, 01/15/42	8,705
21,000	Macy’s, Inc.*^ 8.375%, 06/15/25	23,179
11,000	Magic Mergeco, Inc.* 5.250%, 05/01/28	11,157
	Mattel, Inc.*^
65,000	5.875%, 12/15/27	71,473
55,000	6.750%, 12/31/25µ	57,886
6,000	3.750%, 04/01/29	6,146
	Meritage Homes Corp.
75,000	6.000%, 06/01/25µ	85,634
11,000	3.875%, 04/15/29*^	11,317
39,000	Midwest Gaming Borrower, LLC* 4.875%, 05/01/29	39,034
33,000	Mohegan Gaming & Entertainment*^ 8.000%, 02/01/26	33,530
49,000	Newell Brands, Inc.µ 4.700%, 04/01/26	54,635

Schedule of Investments April 30, 2021 (Unaudited)

12 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
11,000	News Corp.*µ 3.875%, 05/15/29	$11,220
60,000	Penske Automotive Group, Inc. 5.500%, 05/15/26	61,972
	Rite Aid Corp.
86,000	8.000%, 11/15/26*^	89,420
24,000	7.700%, 02/15/27	23,527
	Royal Caribbean Cruises, Ltd.*
25,000	11.500%, 06/01/25	28,999
13,000	10.875%, 06/01/23	14,932
22,000	Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed*^ 4.625%, 03/01/29	22,201
65,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	65,410
39,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	44,036
11,000	Tempur Sealy International, Inc.* 4.000%, 04/15/29	11,144
10,000	TopBuild Corp.*^ 3.625%, 03/15/29	9,970
21,279	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	21,299
13,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	15,222
50,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	49,976
45,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	45,952
11,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	11,256
		2,929,808

Consumer Staples (0.5%)
	Central Garden & Pet Company
23,000	4.125%, 10/15/30^	23,753
11,000	4.125%, 04/30/31*	10,973
	Edgewell Personal Care Company*
33,000	4.125%, 04/01/29^	32,983
23,000	5.500%, 06/01/28µ	24,501
49,000	Energizer Holdings, Inc.*^ 4.375%, 03/31/29	48,802
25,000	Fresh Market, Inc.* 9.750%, 05/01/23	25,735
50,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	55,178
19,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 6.500%, 04/15/29	21,443

PRINCIPAL AMOUNT		VALUE
	Kraft Heinz Foods Company^
65,000	4.375%, 06/01/46	$69,724
12,000	4.250%, 03/01/31	13,236
12,000	3.875%, 05/15/27	13,073
33,000	New Albertson’s, Inc. 7.750%, 06/15/26	38,324
75,000	Pilgrim’s Pride Corp.* 5.875%, 09/30/27	79,886
	Post Holdings, Inc.*^
60,000	5.750%, 03/01/27	62,955
32,000	4.625%, 04/15/30	32,335
17,000	Prestige Brands, Inc.* 3.750%, 04/01/31	16,335
16,000	Turning Point Brands, Inc.* 5.625%, 02/15/26	16,579
50,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	53,954
60,000	Vector Group, Ltd.* 5.750%, 02/01/29	60,656
		700,425

Energy (1.2%)
16,000	Antero Resources Corp.* 7.625%, 02/01/29	17,354
	Apache Corp.^
45,000	5.100%, 09/01/40	46,240
26,000	4.875%, 11/15/27	27,457
23,000	4.625%, 11/15/25	24,319
	Buckeye Partners, LP
40,000	3.950%, 12/01/26^	40,258
25,000	5.850%, 11/15/43	24,704
32,000	ChampionX Corp. 6.375%, 05/01/26	33,567
	Cheniere Energy Partners, LP^
50,000	5.625%, 10/01/26	52,183
10,000	4.000%, 03/01/31*	10,188
23,000	Cheniere Energy, Inc.* 4.625%, 10/15/28	24,002
	Continental Resources, Inc.^
45,000	3.800%, 06/01/24	47,194
35,000	4.375%, 01/15/28	38,105
80,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	73,201
15,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	2,737
120,000	Energy Transfer, LPµ‡ 3.193%, 11/01/66 3 mo. USD LIBOR + 3.02%	89,100
	EnLink Midstream Partners, LP
60,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	41,726
50,000	4.850%, 07/15/26µ	50,448

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
	EQT Corp.
28,000	8.500%, 02/01/30^	$35,836
20,000	7.625%, 02/01/25^	23,050
12,000	5.000%, 01/15/29µ	13,116
43,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	42,238
45,000	Gulfport Energy Corp.@ 6.375%, 05/15/25	45,206
42,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	43,314
50,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	51,645
	Moss Creek Resources Holdings, Inc.*
25,000	10.500%, 05/15/27	23,701
25,000	7.500%, 01/15/26	22,404
22,000	Murphy Oil Corp.^ 6.375%, 07/15/28	22,363
	New Fortress Energy, Inc.*
22,000	6.500%, 09/30/26	22,454
20,000	6.750%, 09/15/25	20,726
25,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	10,436
10,000	Oasis Midstream Partners, LP / OMP Finance Corp.* 8.000%, 04/01/29	10,241
	Occidental Petroleum Corp.
135,000	4.300%, 08/15/39µ	119,468
98,000	2.900%, 08/15/24^	97,872
85,000	2.700%, 08/15/22µ	85,642
22,000	5.875%, 09/01/25^	24,059
10,000	Ovintiv Exploration, Inc.µ 5.750%, 01/30/22	10,312
15,000	Ovintiv, Inc.^ 6.500%, 08/15/34	19,146
69,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	70,128
40,000	Parkland Fuel Corp.*µ 5.875%, 07/15/27	42,656
50,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	42,199
16,000	Range Resources Corp.*^ 8.250%, 01/15/29	17,384
51,000	SESI, LLC@ 7.750%, 09/15/24	20,594
27,000	Transocean, Inc.*^ 11.500%, 01/30/27	26,157
22,000	Vine Energy Holdings, LLC* 6.750%, 04/15/29	22,043
25,000	Viper Energy Partners, LP* 5.375%, 11/01/27	26,185

PRINCIPAL AMOUNT		VALUE
40,000	W&T Offshore, Inc.* 9.750%, 11/01/23	$35,408
23,000	Weatherford International, Ltd.*^ 11.000%, 12/01/24	22,684
		1,711,450

Financials (2.3%)
166,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	171,040
32,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	33,972
46,000	AG Issuer, LLC* 6.250%, 03/01/28	47,713
110,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	115,972
	Ally Financial, Inc.
85,000	8.000%, 11/01/31µ	119,583
39,000	4.700%, 05/15/26‡ 5 year CMT + 3.87%	39,696
104,000	AmWINS Group, Inc.* 7.750%, 07/01/26	110,857
120,000	AssuredPartners, Inc.* 7.000%, 08/15/25	123,238
48,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	49,769
44,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	44,724
141,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*^ 5.750%, 05/15/26	147,461
	Credit Acceptance Corp.^
65,000	6.625%, 03/15/26	68,781
52,000	5.125%, 12/31/24*	53,767
15,000	Cushman & Wakefield US Borrower, LLC*^ 6.750%, 05/15/28	16,089
65,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	68,251
48,000	Genworth Mortgage Holdings, Inc.*^ 6.500%, 08/15/25	52,168
39,032	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	38,913
54,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP*µ 3.750%, 12/15/27	53,436
84,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	86,731

Schedule of Investments April 30, 2021 (Unaudited)

14 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
225,000	HUB International, Ltd.* 7.000%, 05/01/26	$233,581
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.^
65,000	5.250%, 05/15/27	66,634
31,000	4.375%, 02/01/29*	30,122
100,000	ILFC E-Capital Trust II*‡ 4.250%, 12/21/65 3 mo. USD LIBOR + 1.80%	85,153
120,000	Iron Mountain, Inc.* 5.250%, 03/15/28	126,032
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
98,000	5.250%, 10/01/25	99,497
15,000	4.250%, 02/01/27	14,723
21,000	LD Holdings Group, LLC* 6.125%, 04/01/28	21,108
35,000	Level 3 Financing, Inc.µ 5.375%, 05/01/25	35,783
55,000	LPL Holdings, Inc.*µ 4.000%, 03/15/29	55,206
100,000	MetLife, Inc.^ 6.400%, 12/15/66	126,269
	Navient Corp.^
95,000	5.000%, 03/15/27	95,808
50,000	4.875%, 03/15/28	49,062
	OneMain Finance Corp.
65,000	7.125%, 03/15/26µ	75,988
41,000	6.875%, 03/15/25^	46,628
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*
27,000	7.500%, 06/01/25	29,379
23,000	5.875%, 10/01/28	24,429
26,000	PHH Mortgage Corp.* 7.875%, 03/15/26	26,501
50,000	Prospect Capital Corp.µ 3.706%, 01/22/26	50,613
65,000	Radian Group, Inc. 4.875%, 03/15/27	69,381
50,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	49,683
28,000	SLM Corp.^ 4.200%, 10/29/25	29,546
65,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	67,794
43,000	StoneX Group, Inc.* 8.625%, 06/15/25	46,096
	United Wholesale Mortgage, LLC*
34,000	5.500%, 11/15/25	35,375
22,000	5.500%, 04/15/29	21,629

PRINCIPAL AMOUNT		VALUE
52,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.750%, 02/15/27	$52,455
47,000	XHR, LP* 6.375%, 08/15/25	49,995
		3,156,631

Health Care (1.5%)
22,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	22,777
145,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	161,602
	Bausch Health Companies, Inc.*
50,000	5.000%, 01/30/28	50,833
20,000	5.000%, 02/15/29^	20,041
11,000	5.250%, 02/15/31^	11,030
	Centene Corp.^
52,000	4.250%, 12/15/27	54,584
23,000	3.000%, 10/15/30	22,854
	Charles River Laboratories International, Inc.*
11,000	4.000%, 03/15/31^	11,329
11,000	3.750%, 03/15/29	11,206
	CHS/Community Health Systems, Inc.*
220,000	8.125%, 06/30/24	230,731
60,000	8.000%, 03/15/26	64,716
25,000	6.875%, 04/15/29^	26,169
	DaVita, Inc.*
68,000	4.625%, 06/01/30	68,902
32,000	3.750%, 02/15/31^	30,441
	Encompass Health Corp.^
20,000	4.750%, 02/01/30	21,083
20,000	4.500%, 02/01/28	20,746
52,000	HCA, Inc.µ 7.500%, 11/06/33	70,959
200,000	Jazz Securities DAC* 4.375%, 01/15/29	204,618
75,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 5.625%, 10/15/23	51,146
200,000	Organon Finance 1, LLC*^ 5.125%, 04/30/31	207,638
62,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	55,003
	Tenet Healthcare Corp.
120,000	6.250%, 02/01/27*	125,939
75,000	4.625%, 07/15/24	76,200
70,000	6.875%, 11/15/31^	78,409
65,000	4.875%, 01/01/26*	67,596
109,000	Teva Pharmaceutical Finance Company, BV^ 2.950%, 12/18/22	109,736

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
195,000	Teva Pharmaceutical Finance Netherlands III, BV^ 2.800%, 07/21/23	$193,822
		2,070,110

Industrials (2.2%)
45,000	Abercrombie & Fitch Management Company*µ 8.750%, 07/15/25	49,954
50,000	ACCO Brands Corp.* 4.250%, 03/15/29	49,256
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*^
65,000	4.625%, 01/15/27	67,690
59,000	4.875%, 02/15/30	61,512
23,000	3.500%, 03/15/29	22,171
	Allison Transmission, Inc.*
63,000	4.750%, 10/01/27µ	66,273
10,000	3.750%, 01/30/31^	9,671
10,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	8,809
25,000	Arcosa, Inc.*µ 4.375%, 04/15/29	25,586
200,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	209,924
28,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	30,593
	Beacon Roofing Supply, Inc.*
65,000	4.875%, 11/01/25	66,696
16,000	4.125%, 05/15/29	15,970
65,000	Berry Global, Inc.*µ^ 4.875%, 07/15/26	68,929
22,000	BWX Technologies, Inc.*µ 4.125%, 04/15/29	22,609
	Cascades, Inc. / Cascades USA, Inc.*µ
39,000	5.125%, 01/15/26	41,639
26,000	5.375%, 01/15/28	27,155
	Delta Air Lines, Inc.^
12,000	7.375%, 01/15/26	14,083
11,000	3.800%, 04/19/23	11,387
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ
11,000	4.750%, 10/20/28	12,081
6,000	4.500%, 10/20/25	6,441
36,000	Dun & Bradstreet Corp.* 6.875%, 08/15/26	38,442
32,000	Endure Digital, Inc.*^ 6.000%, 02/15/29	30,685
25,000	EnerSys*µ 4.375%, 12/15/27	26,237

PRINCIPAL AMOUNT		VALUE
23,000	GFL Environmental, Inc.*µ 3.750%, 08/01/25	$23,432
	Golden Nugget, Inc.*^
35,000	6.750%, 10/15/24	35,472
25,000	8.750%, 10/01/25	26,314
23,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	24,742
25,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	28,095
30,000	Graphic Packaging International, LLC*µ 4.750%, 07/15/27	32,744
60,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	60,161
71,000	H&E Equipment Services, Inc.*^ 3.875%, 12/15/28	69,691
65,000	Herc Holdings, Inc.*^ 5.500%, 07/15/27	68,804
	Howmet Aerospace, Inc.µ
61,000	5.125%, 10/01/24	66,907
18,000	6.875%, 05/01/25	20,896
62,000	JELD-WEN, Inc.* 4.625%, 12/15/25	63,366
20,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	22,433
34,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	34,382
21,000	MasTec, Inc.*^ 4.500%, 08/15/28	22,006
	Meritor, Inc.
115,000	6.250%, 02/15/24	116,952
7,000	4.500%, 12/15/28*	7,105
33,000	Moog, Inc.*µ 4.250%, 12/15/27	33,969
65,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	67,985
	Navistar International Corp.*
80,000	6.625%, 11/01/25	83,015
23,000	9.500%, 05/01/25	24,979
52,000	Novelis Corp.*^ 4.750%, 01/30/30	54,271
50,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	51,416
	Patrick Industries, Inc.*
30,000	7.500%, 10/15/27	32,748
22,000	4.750%, 05/01/29	22,071
55,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	58,545
10,000	Picasso Finance Sub, Inc.*^ 6.125%, 06/15/25	10,648

Schedule of Investments April 30, 2021 (Unaudited)

16 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
55,000	QVC, Inc.^ 4.375%, 09/01/28	$56,567
125,000	Scientific Games International, Inc.*^ 5.000%, 10/15/25	129,220
39,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	41,120
40,000	Sensata Technologies, Inc.*^ 3.750%, 02/15/31	39,791
	Sinclair Television Group, Inc.*
23,000	4.125%, 12/01/30	22,444
20,000	5.500%, 03/01/30^	19,962
	Standard Industries, Inc.*^
50,000	5.000%, 02/15/27	51,579
11,000	4.375%, 07/15/30	11,043
	Station Casinos, LLC*
90,000	4.500%, 02/15/28^	90,373
34,000	5.000%, 10/01/25	34,573
23,000	Stericycle, Inc.* 3.875%, 01/15/29	23,029
35,000	STL Holding Company, LLC* 7.500%, 02/15/26	36,895
35,000	Tennant Company 5.625%, 05/01/25	35,985
	TransDigm, Inc.
95,000	6.250%, 03/15/26*	100,657
60,000	7.500%, 03/15/27	64,485
10,000	Triton Water Holdings, Inc.* 6.250%, 04/01/29	10,137
22,000	Tronox, Inc.*^ 4.625%, 03/15/29	22,498
	United Rentals North America, Inc.
20,000	5.875%, 09/15/26	20,941
11,000	3.875%, 02/15/31	11,084
25,000	Waste Pro USA, Inc.*^ 5.500%, 02/15/26	25,644
	WESCO Distribution, Inc.*^
27,000	7.125%, 06/15/25	29,284
13,000	7.250%, 06/15/28	14,437
65,000	XPO Logistics, Inc.* 6.750%, 08/15/24	68,284
		3,106,974

Information Technology (0.5%)
25,000	CDK Global, Inc.*µ^ 5.250%, 05/15/29	26,993
39,000	Clear Channel Worldwide Holdings, Inc.*^ 5.125%, 08/15/27	39,674
60,000	CommScope Technologies, LLC* 6.000%, 06/15/25	61,141

PRINCIPAL AMOUNT		VALUE
	Dell International, LLC / EMC Corp.*µ
55,000	6.020%, 06/15/26	$65,680
45,000	6.100%, 07/15/27	55,178
25,000	5.850%, 07/15/25^	29,331
26,000	Fair Isaac Corp.*µ 4.000%, 06/15/28	26,471
50,000	KBR, Inc.* 4.750%, 09/30/28	50,565
50,000	MPH Acquisition Holdings, LLC*^ 5.750%, 11/01/28	49,360
22,000	NCR Corp.* 5.125%, 04/15/29	22,698
34,000	ON Semiconductor Corp.*^ 3.875%, 09/01/28	35,025
39,000	Open Text Corp.*^ 3.875%, 02/15/28	39,527
22,000	Playtika Holding Corp.*^ 4.250%, 03/15/29	21,894
36,000	PTC, Inc.* 4.000%, 02/15/28	36,994
30,000	TTM Technologies, Inc.* 4.000%, 03/01/29	30,085
	Twilio, Inc.
20,000	3.625%, 03/15/29	20,421
11,000	3.875%, 03/15/31^	11,302
50,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	49,672
		672,011

Materials (0.5%)
27,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	28,576
35,000	ArcelorMittal, SAµ^ 7.250%, 10/15/39	49,374
55,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	55,580
	Freeport-McMoRan, Inc.^
35,000	5.000%, 09/01/27	37,201
25,000	5.450%, 03/15/43	30,571
20,000	5.400%, 11/14/34	24,063
34,000	HB Fuller Company 4.250%, 10/15/28	34,667
	Hudbay Minerals, Inc.*
36,000	6.125%, 04/01/29^	38,430
11,000	4.500%, 04/01/26	11,166
40,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	42,290
	Kaiser Aluminum Corp.*
25,000	4.625%, 03/01/28^	25,721
18,000	6.500%, 05/01/25	19,170

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
36,000	Mercer International, Inc.*^ 5.125%, 02/01/29	$37,420
	New Gold, Inc.*
14,000	6.375%, 05/15/25	14,450
13,000	7.500%, 07/15/27^	14,132
13,000	Norbord, Inc.*µ 5.750%, 07/15/27	14,166
23,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	25,011
59,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	50,314
56,000	Silgan Holdings, Inc. 4.125%, 02/01/28	57,933
21,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	21,360
39,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	40,871
23,000	Valvoline, Inc.* 3.625%, 06/15/31	22,513
		694,979

Real Estate (0.2%)
34,000	EPR Propertiesµ^ 3.750%, 08/15/29	33,219
	Forestar Group, Inc.*
60,000	8.000%, 04/15/24	62,491
38,000	5.000%, 03/01/28	39,600
11,000	3.850%, 05/15/26	11,152
34,000	iStar, Inc. 5.500%, 02/15/26	35,302
	Service Properties Trust
65,000	4.350%, 10/01/24	64,896
20,000	5.250%, 02/15/26	20,134
		266,794

Utilities (0.2%)
39,000	Calpine Corp.*µ 4.500%, 02/15/28	39,452
20,000	NRG Energy, Inc.µ 6.625%, 01/15/27	20,852
68,000	PPL Capital Funding, Inc.µ‡ 2.864%, 03/30/67 3 mo. USD LIBOR + 2.67%	64,275
	Talen Energy Supply, LLC*
25,000	10.500%, 01/15/26	23,001
10,000	7.250%, 05/15/27^	10,281
65,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	70,048
		227,909
	Total Corporate Bonds (Cost $17,477,126)	18,131,357

PRINCIPAL AMOUNT			VALUE

Convertible Bonds (33.5%)
Airlines (0.2%)
2,000,000	HKD	Cathay Pacific Finance III, Ltd. 2.750%, 02/05/26	$275,346

Communication Services (4.6%)
813,000		Eventbrite, Inc.* 0.750%, 09/15/26	883,918
400,000		Kakao Corp. 0.000%, 04/28/23	510,744
1,190,000		Liberty Media Corp.* 0.500%, 12/01/50	1,331,788
515,000		Live Nation Entertainment, Inc.^ 2.500%, 03/15/23	693,159
780,000		Sea, Ltd.* 2.375%, 12/01/25	2,218,125
730,000		Twitter, Inc.* 0.000%, 03/15/26	666,293
			6,304,027

Consumer Discretionary (12.2%)
831,000		Booking Holdings, Inc.*^ 0.750%, 05/01/25	1,260,585
1,140,000		Chegg, Inc.* 0.000%, 09/01/26	1,252,358
106,000		DISH Network Corp. 2.375%, 03/15/24	103,483
1,650,000		DraftKings, Inc.* 0.000%, 03/15/28	1,577,549
860,000		Etsy, Inc.*^ 0.125%, 09/01/27	1,119,531
717,000		Expedia Group, Inc.*^ 0.000%, 02/15/26	783,050
1,460,000		Ford Motor Company* 0.000%, 03/15/26	1,442,728
1,400,000	EUR	Global Fashion Group, SA 1.250%, 03/15/28	1,739,821
177,000		Huazhu Group, Ltd. 0.375%, 11/01/22	242,794
		Liberty Interactive, LLC
66,000		4.000%, 11/15/29	50,739
35,000		3.750%, 02/15/30	26,825
905,000		Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	1,075,529
200,000		Meituan 0.000%, 04/27/28	206,466
690,000		NIO, Inc.* 0.500%, 02/01/27	577,268
165,000		Penn National Gaming, Inc. 2.750%, 05/15/26	639,893
730,000		Shake Shack, Inc.* 0.000%, 03/01/28	694,084

Schedule of Investments April 30, 2021 (Unaudited)

18 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
700,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	$946,124
2,305,000		Vail Resorts, Inc.*^ 0.000%, 01/01/26	2,455,540
500,000	EUR	Zalando, SEµ 0.050%, 08/06/25	732,940
			16,927,307

Consumer Staples (0.7%)
		Premium Brands Holdings Corp.
604,000	CAD	4.600%, 12/31/23	576,438
500,000	CAD	4.200%, 09/30/27	440,910
			1,017,348

Financials (0.4%)
2,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 07/25/24	296,817
165,000		JPMorgan Chase Bank, N.A.*^ 0.125%, 01/01/23	186,674
			483,491

Health Care (3.5%)
950,000		Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	919,914
702,000		Insulet Corp. 0.375%, 09/01/26	1,012,403
700,000		Jazz Investments I, Ltd.* 2.000%, 06/15/26	904,897
765,000		LivaNova USA, Inc.* 3.000%, 12/15/25	1,193,890
740,000		Pacira BioSciences, Inc.* 0.750%, 08/01/25	823,864
			4,854,968

Industrials (5.2%)
830,000		Air Canada*~ 4.000%, 07/01/25	1,277,486
97,000		Copa Holdings, SA* 4.500%, 04/15/25	178,575
700,000	EUR	Duerr, AG 0.750%, 01/15/26	1,026,646
1,635,000		JetBlue Airways Corp.*^ 0.500%, 04/01/26	1,793,726
786,000		Southwest Airlines Company^ 1.250%, 05/01/25	1,367,129
1,475,000		Uber Technologies, Inc.*^ 0.000%, 12/15/25	1,547,629
			7,191,191

Information Technology (3.2%)
190,000		Alarm.com Holdings, Inc.* 0.000%, 01/15/26	178,296
200,000		LG Display Company, Ltd. 1.500%, 08/22/24	274,510

PRINCIPAL AMOUNT			VALUE
900,000		Shift4 Payments, Inc.* 0.000%, 12/15/25	$1,267,362
1,195,000		Square, Inc.*^ 0.250%, 11/01/27	1,410,709
1,000,000		Win Semiconductors Corp. 0.000%, 01/14/26	1,063,250
200,000		Xero Investments, Ltd. 0.000%, 12/02/25	205,966
			4,400,093

Materials (0.9%)
250,000		BASF, SE 0.925%, 03/09/23	251,723
871,000		Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	1,045,104
			1,296,827

Real Estate (2.5%)
		Redfin Corp.*
1,635,000		0.500%, 04/01/27	1,712,728
1,225,000		0.000%, 10/15/25	1,485,496
200,000		Vingroup JSC 3.000%, 04/20/26	207,686
			3,405,910

Utilities (0.1%)
470,000	EUR	Voltalia, SA 1.000%, 01/13/25	187,130
	Total Convertible Bonds (Cost $41,340,144)		46,343,638

Bank Loans (0.2%)¡
Communication Services (0.1%)
157,119		Intelsat Jackson Holdings, SA 8.625%, 01/02/24	160,542

Information Technology (0.1%)
52,286		Banff Merger Sub, Inc.‡ 3.863%, 10/02/25 1 mo. LIBOR + 3.75%	52,100

Total Bank Loans (Cost $210,698)	212,642

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (9.6%)
Communication Services (1.4%)
1,620	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	1,906,184

Consumer Discretionary (2.0%)
16,575	Aptiv, PLC 5.500%, 06/15/23	2,706,698

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 19

NUMBER OF SHARES			VALUE

Financials (0.9%)
16,140		KKR & Company, Inc.^ 6.000%, 09/15/23	$1,210,177

Health Care (1.3%)
1,070		Danaher Corp. 4.750%, 04/15/22	1,833,456

Industrials (1.2%)
13,641		Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	1,664,338

Information Technology (1.2%)
1,195		Broadcom, Inc. 8.000%, 09/30/22	1,732,093

Utilities (1.6%)
7,200		AES Corp. 6.875%, 02/15/24	784,728
24,161		NextEra Energy, Inc. 4.872%, 09/01/22	1,409,553
			2,194,281
	Total Convertible Preferred Stocks (Cost $11,145,855)		13,247,227

Common Stocks (83.2%)
Communication Services (5.1%)
800	INR	Affle India, Ltd.#	59,539
690		Baidu, Inc.#	145,128
650	KRW	NAVER Corp.	209,314
970		Sea, Ltd.#	244,964
170	KRW	SK Telecom Company, Ltd.	46,303
45,940		Tencent Holdings, Ltd.^	3,659,580
1,400	HKD	Tencent Holdings, Ltd.	111,681
14,000		Walt Disney Company~#	2,604,280
			7,080,789

Consumer Discretionary (12.3%)
7,985		Alibaba Group Holding, Ltd.#	1,844,136
6,300	HKD	Alibaba Group Holding, Ltd.#	182,118
1,260		Amazon.com, Inc.^#	4,368,949
2,600	CNY	China Tourism Group Duty Free Corp., Ltd. - Class A	124,770
39,800	GBP	Compass Group, PLC#	865,820
1,230		Coupang, Inc.#	51,537
25,840		D.R. Horton, Inc.	2,539,814
4,450	INR	Dixon Technologies India, Ltd.#	250,883
17,000	HKD	Galaxy Entertainment Group, Ltd.#	149,228
31,000		General Motors Company#	1,773,820
1,135	KRW	Hyundai Motor Company	215,822
1,435		JD.com, Inc.#	111,012
27,000	HKD	Li Ning Company, Ltd.	219,123

NUMBER OF SHARES			VALUE
2,350	EUR	LVMH Moet Hennessy Louis Vuitton, SE	$1,770,373
4,275		MakeMyTrip, Ltd.^#	117,220
157		MercadoLibre, Inc.#	246,644
7,000		New Oriental Education & Technology Group, Inc.#	106,820
82,200	HKD	Samsonite International, SA*#	152,130
3,015		Shake Shack, Inc. - Class A#	327,881
1,645		Tesla, Inc.^#	1,167,029
6,000		Trip.com Group, Ltd.#	234,480
2,800	HKD	Yum China Holdings, Inc.	176,201
			16,995,810

Consumer Staples (2.4%)
23,299		Coca-Cola Company^~	1,257,680
1,770		Costco Wholesale Corp.	658,599
13,700	EUR	Danone, SA	967,076
500	CNY	Kweichow Moutai Company, Ltd. - Class A	154,471
7,800	INR	Varun Beverages, Ltd.	100,445
66,700	MXN	Wal-Mart de Mexico, SAB de CV	218,733
			3,357,004

Energy (3.2%)
2,110		Calfrac Well Services, Ltd.#	5,781
142		Chesapeake Energy Corp.#	6,471
9,200		Chevron Corp.^	948,244
405		Denbury, Inc.#	22,036
3,150		Energy Transfer, LP	27,121
3,375		Enterprise Products Partners, LP	77,659
341		EP Energy Corp.#&	28,132
16,215		Exxon Mobil Corp.	928,147
700		GasLog, Ltd.	4,067
3,115		Lonestar Resources US, Inc.#&	22,802
940		Magellan Midstream Partners, LP	43,964
1,172		Mcdermott International, Ltd.#	527
142		Oasis Petroleum, Inc.	11,022
4,474		Occidental Petroleum Corp.	113,461
34,150	INR	Reliance Industries, Ltd.	918,125
47,265	EUR	Royal Dutch Shell, PLC - Class A	900,173
1,385		Targa Resources Corp.^	48,046
4,550	EUR	TOTAL, SE	201,100
787		Weatherford International, PLC#	8,342
573		Whiting Petroleum Corp.#	22,960
450		Williams Companies, Inc.^	10,962
			4,349,142

Financials (15.6%)
14,400	HKD	AIA Group, Ltd.	182,773
38,500		American International Group, Inc.~	1,865,325
73,600	IDR	Bank Central Asia, Tbk PT	162,933

Schedule of Investments April 30, 2021 (Unaudited)

20 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE
142,300	IDR	Bank Jago Tbk PT#	$99,989
71,825		Bank of America Corp.~	2,911,067
93,000	TWD	Cathay Financial Holding Company, Ltd.	173,616
6,300	TWD	Chailease Holding Company, Ltd.	45,398
183,000	HKD	China Construction Bank Corp. - Class H	144,450
42,500	HKD	China Merchants Bank Company, Ltd. - Class H	341,377
60,500	ZAR	FirstRand, Ltd.	212,814
7,600	MXN	Grupo Financiero Banorte, SAB de CV - Class O	43,153
4,550	KRW	Hana Financial Group, Inc.	186,502
106,500	INR	HDFC Bank, Ltd.#	2,024,357
17,300	INR	HDFC Life Insurance Company, Ltd.*#	154,560
2,800	HKD	Hong Kong Exchanges & Clearing, Ltd.	168,871
5,985	INR	Housing Development Finance Corp., Ltd.	195,962
22,240		ICICI Bank, Ltd.^#	362,512
135,600	EUR	ING Groep, NV	1,732,287
34,024		Itau Unibanco Holding, SA	170,120
18,800		JPMorgan Chase & Company^~	2,891,628
32,500	THB	Kasikornbank, PCL	138,614
20,700		Morgan Stanley	1,708,785
21,500	EUR	NN Group, NV	1,072,387
99,800	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	1,088,046
215,000	HKD	Postal Savings Bank of China Company, Ltd. - Class H*^	139,442
9,550	INR	SBI Cards & Payment Services, Ltd.	126,054
6,700	KRW	Shinhan Financial Group Company, Ltd.	240,768
82,950		UBS Group, AG#	1,268,305
36,525		Wells Fargo & Company^	1,645,451
			21,497,546

Health Care (5.9%)
9,500	CNY	Aier Eye Hospital Group Company, Ltd. - Class A	108,893
60,698		Alcon, Inc.^#	4,578,450
5,960		Eli Lilly & Company	1,089,309
1,900	CNY	Hangzhou Tigermed Consulting Company, Ltd. - Class A	45,743
15,300		Novo Nordisk, A/S	1,131,435
8,800	HKD	Ping An Healthcare and Technology Company, Ltd.*^#	102,677
2,150		UnitedHealth Group, Inc.^	857,420
20,000	HKD	Wuxi Biologics Cayman, Inc.*#	280,756
			8,194,683

Industrials (8.4%)
1,359	EUR	Airbus, SE#	163,433
3,875		Boeing Company#	907,951
25,100		CAE, Inc.^#	786,132

NUMBER OF SHARES			VALUE
7,275		Caterpillar, Inc.	$1,659,500
2,000	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	120,187
1,950		Copa Holdings, SA - Class A^#	168,675
3,600		Cummins, Inc.	907,344
23,750	EUR	Deutsche Post, AG	1,398,807
5,800	JPY	FANUC Corp.	1,335,640
10,400	JPY	Harmonic Drive Systems, Inc.^	699,402
8,000	TWD	Hiwin Technologies Corp.	120,696
6,900	JPY	Komatsu, Ltd.	202,892
1,694		McDermott International, Inc.#	762
13,600	EUR	Schneider Electric, SE	2,169,958
13,000	HKD	Techtronic Industries Company, Ltd.	235,882
2,565		Union Pacific Corp.	569,661
13,450	INR	Voltas, Ltd.	173,593
			11,620,515

Information Technology (24.3%)
5,785		Accenture, PLC - Class A	1,677,476
780	EUR	Adyen, NV*#	1,919,653
24,145		Apple, Inc.^	3,174,102
4,440		ASML Holding, NV	2,877,564
9,100	JPY	Fujitsu, Ltd.	1,445,608
745		Globant, SA#	170,739
47,000	TWD	Hon Hai Precision Industry Company, Ltd.	193,219
11,325		Infosys, Ltd.^	204,756
4,700	JPY	Keyence Corp.	2,256,248
14,000	TWD	MediaTek, Inc.	586,916
9,585		Micron Technology, Inc.^#	824,981
13,905		Microsoft Corp.^	3,506,563
7,000	TWD	Novatek Microelectronics Corp.	154,439
4,035		NVIDIA Corp.	2,422,533
40,369		Oracle Corp.	3,059,567
25,000	KRW	Samsung Electronics Company, Ltd.	1,822,137
3,730	KRW	SK Hynix, Inc.	425,523
323,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	6,802,253
950		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	110,903
			33,635,180

Materials (5.8%)
8,600	INR	APL Apollo Tubes, Ltd.#	150,300
61,350	EUR	ArcelorMittal, SA#	1,783,483
214,400		Cemex, SAB de CV#	1,691,616
20,975	EUR	CRH, PLC	989,689
8,540	CAD	First Quantum Minerals, Ltd.	196,834
43,100		Freeport-McMoRan, Inc.	1,625,301
210	KRW	LG Chem, Ltd.	175,305

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 21

NUMBER OF SHARES			VALUE
960	KRW	POSCO	$313,742
4,300		PPG Industries, Inc.	736,332
22,450	INR	Tata Steel, Ltd.	309,736
			7,972,338

Real Estate (0.2%)
160,500	PHP	Ayala Land, Inc.	107,078
10,900	INR	Godrej Properties, Ltd.#	200,284
			307,362
	Total Common Stocks (Cost $104,022,388)		115,010,369

Exchange-Traded Fund (0.1%)
Other (0.1%)
9,000		Invesco Senior Loan ETF^ (Cost $199,230)	199,350

Preferred Stocks (0.2%)
Communication Services (0.0%)
1,900		United States Cellular Corp. 6.250%, 09/01/69	50,350

Consumer Discretionary (0.1%)
305		Guitar Center, Inc.	36,676
500		Qurate Retail, Inc. 8.000%, 03/15/31	52,300
			88,976

Energy (0.1%)
2,635		NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	54,808
2,335		NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	55,059
2,270		NuStar Logistics, LP‡ 6.918%, 01/15/43 3 mo. USD LIBOR + 6.73%	54,889
			164,756
	Total Preferred Stocks (Cost $309,419)		304,082

Warrants (0.0%) #
Energy (0.0%)
164		Chesapeake Energy Corp. 02/09/26, Strike $32.13	3,407
147		Chesapeake Energy Corp. 02/09/26, Strike $27.63	3,342
91		Chesapeake Energy Corp. 02/09/26, Strike $36.18	1,768
256		Denbury, Inc. 09/18/25, Strike $32.59	6,963
95		Denbury, Inc. 09/18/23, Strike $35.41	1,969

NUMBER OF SHARES		VALUE
2,607	Mcdermott International, Ltd. 06/30/27, Strike $15.98	$0
2,347	Mcdermott International, Ltd. 06/30/27, Strike $12.33	0
	Total Warrants (Cost $54,580)	17,449

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (3.2%) #
Communication Services (1.6%)
18 4,236,300	Alphabet, Inc. Call, 01/21/22, Strike $1,500.00	1,575,090
12 252,396	Baidu, Inc. Call, 01/21/22, Strike $250.00	17,190
75 2,438,100	Facebook, Inc. Call, 06/18/21, Strike $250.00	566,812
29 732,366	Sea, Ltd. Call, 01/21/22, Strike $270.00	94,178
		2,253,270

Consumer Discretionary (0.1%)
60 1,385,700	Alibaba Group Holding, Ltd. Call, 07/16/21, Strike $235.00	70,800
21 162,456	JD.com, Inc. Put, 05/21/21, Strike $75.00	3,854
55 219,120	NIO, Inc. Call, 01/21/22, Strike $50.00	30,662
15 200,895	Pinduoduo, Inc. Call, 01/21/22, Strike $175.00	13,725
58 226,664	Trip.com Group, Ltd. Call, 07/16/21, Strike $43.00	6,815
		125,856

Energy (0.0%)
51 391,068	Lukoil, PJSC Call, 06/18/21, Strike $80.00	6,732
55 846,065	Pioneer Natural Resources Company Call, 09/17/21, Strike $170.00	44,550
		51,282

Financials (0.1%)
	ICICI Bank, Ltd.
1,020 1,662,600	Call, 09/17/21, Strike $18.00	79,050
150 244,500	Call, 01/21/22, Strike $18.00	19,875
788 394,000	Itau Unibanco Holding, SA Call, 06/18/21, Strike $5.00	20,488
475 747,803	Sberbank of Russia, PJSC Call, 06/18/21, Strike $16.00	7,363
		126,776

Schedule of Investments April 30, 2021 (Unaudited)

22 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Information Technology (0.2%)
7 827,757	Shopify, Inc. Call, 01/21/22, Strike $920.00	$226,555
45 525,330	Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/21/22, Strike $140.00	23,175
		249,730

Materials (0.2%)
253 954,063	Freeport-McMoRan, Inc. Call, 08/20/21, Strike $29.00	242,247
75 150,900	Vale, SA Call, 06/18/21, Strike $19.00	11,813
		254,060

Other (1.0%)
215 7,266,785	Invesco QQQ Trust Series Put, 06/30/21, Strike $325.00	158,347
265 942,340	iShares MSCI Brazil ETF Call, 01/21/22, Strike $35.00	104,675
430 2,321,140	iShares MSCI Emerging Markets Put, 07/16/21, Strike $54.00	86,215
140 574,280	iShares MSCI India ETF Put, 05/21/21, Strike $40.00	9,450
	SPDR S&P 500 ETF Trust
950 39,643,500	Put, 01/21/22, Strike $340.00	845,025
180 7,511,400	Put, 06/30/21, Strike $395.00	97,020
530 2,097,210	Xtrackers Harvest CSI 300 China A ETF Call, 07/16/21, Strike $40.00	62,275
		1,363,007
	Total Purchased Options (Cost $4,097,787)	4,423,981
TOTAL INVESTMENTS (143.1%) (Cost $178,857,227)		197,890,095

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-8.7%)		(12,000,000)

LIABILITIES, LESS OTHER ASSETS (-34.4%)		(47,642,360)

NET ASSETS (100.0%)		$138,247,735

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $3,749,045.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

&Illiquid security.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2021.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $3,022,513.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

#Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CADCanadian Dollar

CNYChinese Yuan Renminbi

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

IDRIndonesian Rupiah

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

MXNMexican Peso

PHPPhilippine Peso

THBThai Baht

TWDNew Taiwan Dollar

ZARSouth African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2021

	Value	% of Total Investments
US Dollar	$148,009,136	74.8%
European Monetary Unit	19,701,080	10.0%
New Taiwan Dollar	8,076,537	4.1%
Japanese Yen	5,939,790	3.0%
Indian Rupee	4,663,838	2.4%
Hong Kong Dollar	4,246,918	2.1%
South Korean Won	3,635,416	1.8%
Canadian Dollar	1,214,182	0.6%
British Pound Sterling	865,820	0.4%
Chinese Yuan Renminbi	554,064	0.3%
Indonesian Rupiah	262,922	0.1%
Mexican Peso	261,886	0.1%
South African Rand	212,814	0.1%
Thai Baht	138,614	0.1%
Philippine Peso	107,078	0.1%
Total Investments	$197,890,095	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 23

Statement of Assets and Liabilities April 30, 2021 (Unaudited)

ASSETS
Investments in securities, at value (cost $178,857,227)	$197,890,095
Cash with custodian	1,972,054
Restricted cash for short positions	710
Receivables:
Accrued interest and dividends	563,298
Investments sold	636,564
Prepaid expenses	54,049
Other assets	60,548
Total assets	201,177,318

LIABILITIES
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 480,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $61,212) (Note 7)	11,938,788
Payables:
Notes payable	50,500,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	37,191
Investments purchased	99,632
Affiliates:
Investment advisory fees	163,804
Deferred compensation to trustees	60,548
Trustees’ fees and officer compensation	2,130
Other accounts payable and accrued liabilities	127,490
Total liabilities	62,929,583
NET ASSETS	$138,247,735

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 8,982,260 shares issued and outstanding	$114,043,783
Undistributed net investment income (loss)	(1,778,996)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	6,994,411
Unrealized appreciation (depreciation) of investments and foreign currency translations	18,988,537	*
NET ASSETS	$138,247,735
Net asset value per common shares based upon 8,982,260 shares issued and outstanding	$15.39

*Net of deferred foreign capital gains tax of $(49,878).

Statement of Operations Six Months Ended April 30, 2021 (Unaudited)

24 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$566,091
Dividends	1,114,273
Foreign Taxes Withheld	(37,268)
Total investment income	1,643,096

EXPENSES
Investment advisory fees	932,289
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	264,412
Interest expense on Notes Payable (Note 6)	126,242
Transfer agent fees	17,332
Custodian fees	16,017
Printing and mailing fees	16,011
Legal fees	14,978
Accounting fees	14,893
Trustees’ fees and officer compensation	10,640
Audit fees	8,889
Fund administration fees	6,025
Registration fees	1,122
Other	21,120
Total expenses	1,449,970
NET INVESTMENT INCOME (LOSS)	193,126

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	9,994,746 (a)
Purchased options	182,696
Foreign currency transactions	(30,421)
Written options	327,385
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	24,829,002 (b)
Purchased options	(212,267)
Foreign currency translations	1,582
Written options	344,983
NET GAIN (LOSS)	35,437,706
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,630,832

(a)Net of foreign capital gains tax of $55,814.

(b)Net of change of $2,159 in deferred capital gains tax.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 25

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$193,126	$1,504,034
Net realized gain (loss)	10,474,406	8,116,114
Change in unrealized appreciation/(depreciation)	24,963,300	4,214,060
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	35,630,832	13,834,208

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(5,354,745)	(10,565,948)
Net decrease in net assets from distributions to common shareholders	(5,354,745)	(10,565,948)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	929,275	2,827,325
Reinvestment of distributions resulting in the issuance of stock	160,407	260,756
Net increase (decrease) in net assets from capital stock transactions	1,089,682	3,088,081
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,365,769	6,356,341

NET ASSETS
Beginning of period	$106,881,966	$100,525,625
End of period	$138,247,735	$106,881,966

Statement of Cash Flows

26 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$35,630,832	$13,834,208
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(144,831,182)	(234,111,290)
Net proceeds from disposition of short term investments	1,286,333	969,402
Proceeds paid on closing written options	(65,934)	(4,187,390)
Proceeds from disposition of investment securities, including purchased options	135,620,716	239,818,806
Premiums received from written options	88,608	4,014,526
Amortization and accretion of fixed-income securities	127,586	(443,973)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	28,222	88,816
Net realized gains/losses from investments, excluding purchased options	(10,050,618)	(9,011,628)
Capital gains tax	55,814	39,084
Net realized gains/losses from purchased options	(182,696)	567,447
Net realized gains/losses from written options	(327,385)	335,943
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(24,829,002)	(3,189,099)
Change in capital gains tax	2,159	(26,408)
Change in unrealized appreciation or depreciation on purchased options	212,267	(1,403,567)
Change in unrealized appreciation or depreciation on written options	(344,983)	384,586
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	107,136	103,840
Prepaid expenses	(12,171)	35,006
Other assets	(13,291)	153,861
Increase/(decrease) in liabilities:
Payables to affiliates	40,198	2,390
Other accounts payable and accrued liabilities	(13,769)	(25,610)
Net cash provided by/(used in) operating activities	$(7,471,160)	$7,948,950

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	929,275	2,827,325
Distributions to shareholders	(5,194,338)	(10,305,192)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	(2,609)	—
Offering costs on Mandatory Redeemable Preferred Shares	(18,536)	(69,227)
(Repayment)/Proceeds from note payable	13,500,000	(1,300,000)
Net cash provided by/(used in) financing activities	$9,213,792	$(8,847,094)
Net increase/(decrease) in cash	$1,742,632	$(898,144)
Cash and restricted cash at beginning of period	$230,132	$1,128,276
Cash at end of period	$1,972,764	$230,132
Supplemental disclosure
Cash paid for interest on Notes Payable	$127,485	$512,182
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$267,021	$566,417
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$160,407	$260,756

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	1,972,054	229,422
Restricted cash for short positions	710	710
Total cash and restricted cash at period end	$1,972,764	$230,132

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   27

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted ASU2017-08 as of January 1, 2020, with no material impact on the Fund’s financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Fund’s financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

28   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed-income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 - 2020 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $60,548 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2021. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2021.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2021 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$138,881,223
Proceeds from sales	—	131,046,982

30   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The cost basis of investments for federal income tax purposes at April 30, 2021 was as follows*:

Cost basis of investments	$178,857,227
Gross unrealized appreciation	25,445,807
Gross unrealized depreciation	(6,412,939)
Net unrealized appreciation (depreciation)	$19,032,868

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2021 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2020 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2020
Distributions paid from:
Ordinary income	$11,043,549
Long-term capital gains	0
Return of capital	0

As of October 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$915,844
Undistributed capital gains	—
Total undistributed earnings	915,844
Accumulated capital and other losses	(761,963)
Net unrealized gains/(losses)	(6,171,788)
Total accumulated earnings/(losses)	(6,017,907)
Other	(54,228)
Paid-in-capital	112,954,101
Net assets applicable to common shareholders	$106,881,966

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2021.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a

32   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2021, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2021, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$4,423,981	$—
	$4,423,981	$—

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

For the period ended April 30, 2021, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased Options	20,148
Written Options	1,635

*Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $55.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2021, the average borrowings under the Agreement were $45.1 million. For the period ended April 30, 2021, the average interest rate was 0.56%. As of April 30, 2021, the amount of total outstanding borrowings was $50.5 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2021 was 0.53%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2021, approximately $46.5 million of securities were on loan ($16.2 million of fixed-income securities and $30.3 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 480,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $12.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2021.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	160	$25	$4,000,000
Series B	9/06/24	4.00%	160	$25	$4,000,000
Series C	9/06/27	4.24%	160	$25	$4,000,000
				Total	$12,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. The MRPS have been assigned a rating of `AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund, such as Kroll), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

34   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 8,982,260 shares outstanding at April 30, 2021. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2021	YEAR ENDED October 31, 2020
Beginning shares	8,912,295	8,669,330
Shares sold	59,148	220,662
Shares issued through reinvestment of distributions	10,817	22,303
Ending shares	8,982,260	8,912,295

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2021, the Fund sold shares that were $0.0028 in excess of net asset value at an average sales price of $15.7783.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$18,131,357	$—	$18,131,357
Convertible Bonds	—	46,343,638	—	46,343,638
Bank Loans	—	212,642	—	212,642
Convertible Preferred Stocks	13,247,227	—	—	13,247,227
Common Stocks Foreign	558,709	43,100,078	—	43,658,787
Common Stocks U.S.	71,322,688	28,894	—	71,351,582
Exchange-Traded Fund	199,350	—	—	199,350
Preferred Stocks	267,406	36,676	—	304,082
Warrants	8,517	8,932	—	17,449
Purchased Options	4,423,981	—	—	4,423,981
Total	$90,027,878	$107,862,217	$—	$197,890,095

Notes to Financial Statements (Unaudited)

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   35

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.99	$11.60	$11.65	$13.40	$12.19	$13.29
Income from investment operations:
Net investment income (loss)*	0.02	0.17	0.17	0.18	0.23	0.21
Net realized and unrealized gain (loss)	3.98	1.40	0.98	(0.73)	2.18	(0.11)
Total from investment operations	4.00	1.57	1.15	(0.55)	2.41	0.10
Less distributions to common shareholders from:
Net investment income	(0.22)	(0.31)	(0.41)	(0.97)	(1.09)	(0.99)
Net realized gains	(0.38)	(0.89)	(0.24)	(0.23)	(0.11)	(0.20)
Return of capital	—	—	(0.55)	—	—	(0.01)
Total distributions	(0.60)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Premiums from shares sold in at the market offerings	0.0028	0.0176	—	0.0236	—	—
Net asset value, end of period	$15.39	$11.99	$11.60	$11.65	$13.40	$12.19
Market value, end of period	$16.07	$11.63	$12.12	$11.50	$13.98	$10.96
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	33.64%	15.08%	10.35%	(5.06)%	21.44%	2.22%
Market value	43.87%	6.83%	16.80%	(10.17)%	40.91%	2.13%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.23% (c)	2.75%	3.42%	2.98%	2.34%	2.11%
Net investment income (loss)	0.30% (c)	1.50%	1.48%	1.39%	1.87%	1.73%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$138,248	$106,882	$100,526	$100,722	$113,638	$103,158
Portfolio turnover rate	73%	153%	81%	119%	134%	114%
Average commission rate paid	$0.0229	$0.0214	$0.0317	$0.0203	$0.0272	$0.0279
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$12,000	$12,000	$12,000	$12,000	$12,000	$—
Notes Payable (000’s omitted)	$50,500	$37,000	$38,300	$43,000	$36,000	$42,000
Asset coverage per $1,000 of loan outstanding(d)	$3,975	$4,213	$3,938	$3,621	$4,490	$3,456
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$418	$325	$314	$324	$337	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.63%, 1.75%, 1.75%, 1.69%, 1.62% and 1.62%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

36   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Global Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of April 30, 2021, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2020, and the financial highlights for each of the five years in the period then ended; and in our report dated December 18, 2020, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 18, 2021
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   37

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Level Rate Distribution Policy

38   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund

Automatic Dividend Reinvestment Plan

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   39

for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

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detailed fund profiles, fund news and insightful
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CGOSAN 2706 2021

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2021

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2021

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 25, 2021